UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement.
[   ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2)).
[X] Definitive Proxy Statement.
[   ] Definitive Additional Materials.
[   ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
(Names of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MADISON/CLAYMORE COVERED CALL &
 EQUITY STRATEGY FUND
2455 CORPORATE WEST DRIVE
LISLE, ILLINOIS 60532

September 21, 2012

Dear Shareholder:

     We are pleased to inform you that Guggenheim Funds Investment Advisors, LLC (“Guggenheim”), the investment adviser to the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”), and Madison Asset Management, LLC (“Madison”), the investment manager to the Fund, have entered into an agreement pursuant to which Madison will acquire Guggenheim’s management and administrative services business relating to the Fund and, subject to shareholder approval, will become the Fund’s sole investment adviser and assume Guggenheim’s rights and responsibilities under its current investment advisory agreement with the Fund (the “Transaction”). The Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) has unanimously approved the new investment advisory agreement between the Fund and Madison (the “New Advisory Agreement”), which is contemplated by the Transaction. The Board is now seeking your approval of the New Advisory Agreement. The Board of Trustees recommends that you vote “FOR” the New Advisory Agreement, as well as the election of two Class II Trustees, James R. Imhoff, Jr. and Ronald A. Nyberg, as described below, and urges you to read the enclosed materials carefully.

     The New Advisory Agreement, which is proposed to replace the current investment advisory agreement between the Fund and Guggenheim (the “Current Investment Advisory Agreement”) and the current investment management agreement among the Fund, Guggenheim and Madison (the “Current Management Agreement” and together with the Current Investment Advisory Agreement, the “Current Advisory Agreements”), provides for a lower total advisory fee rate than the aggregate advisory and management fee rate payable by the Fund under the Current Advisory Agreements. The total advisory fee rate proposed under the New Advisory Agreement is 0.80% annually, which is 0.20% lower than the aggregate advisory/management fee rate payable by the Fund under the Current Advisory Agreements, and 0.10% lower than the aggregate advisory/management fee rate currently being paid by the Fund, after taking into account temporary fee waivers now in effect under the Current Advisory Agreements.

     In addition to the New Advisory Agreement, you are also being asked to elect the following nominees for Class II Trustee: James R. Imhoff, Jr. and

Ronald A. Nyberg. Although Mr. Nyberg is standing for re-election at the shareholder meeting, he, along with three other members of the current Board of Trustees, intends to resign if the New Advisory Agreement is approved by shareholders. Following shareholder approval of the New Advisory Agreement, the current Board of Trustees also intends to appoint a new trustee. The resulting Board of Trustees would consist of three trustees, all of whom are “independent” of both Guggenheim and Madison, as follows: Mr. Imhoff will continue as a Class II Trustee (subject to shareholder approval of his re-election at the shareholder meeting); Lorence D. Wheeler will continue as a Class III Trustee (his term of office expires at the annual shareholders’ meeting in 2013); and Philip E. Blake would be appointed by the Board prior to the resignations described above to serve as a Class I Trustee. Mr. Blake previously served on the Board from inception of the Fund until August 2009. The foregoing changes to the Board’s composition are intended to align the Fund’s governance with the board structure currently in place for other funds advised solely by Madison and for which Messrs. Blake, Imhoff and Wheeler serve as directors/trustees and, thus, are expected to occur only if shareholders approve the New Advisory Agreement with Madison.

     If the New Advisory Agreement is approved by Fund shareholders, the Fund intends to enter into a new services agreement with Madison (the “New Services Agreement”) which will replace the existing administrative services agreement that is currently in place between the Fund and Guggenheim and the existing fund accounting agreement that is currently in place between the Fund and Madison (together, the “Current Services Agreements”). Pursuant to the New Services Agreement, Madison will provide, or arrange to have provided, all the services currently being provided to the Fund by Guggenheim and Madison under the Current Services Agreements, and pay for all the other services needed by the Fund in the ordinary course of its operations (e.g., custody, transfer agent, auditor, independent trustees, legal, etc.), for an annual fee of 0.26% which will be capped for a period of at least two years following the closing of the Transaction (subject to certain exceptions described in this Proxy Statement). As a result, the Fund’s total annual operating expenses will be limited to 1.06% (0.80% advisory fee plus 0.26% service fee) for at least two years after the closing (subject to noted exceptions), which is substantially lower than the Fund’s annual expense ratio of 1.36% for the year ended December 31, 2011. Shareholder approval of the New Services Agreement is not required. The Board of Trustees has approved the New Services Agreement to take effect upon the closing of the Transaction.

     The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement set forth information relating to the proposals to be addressed at the annual meeting of shareholders of the Fund. The Board of Trustees believes that the proposals set forth in the Notice of Annual Meeting of Shareholders are important and recommends that you read the enclosed materials carefully. AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, HAS APPROVED EACH

PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

     Your vote is important. We encourage all shareholders to participate in the governance of the Fund. Please take a moment now to vote either by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet.

     The Fund has retained AST Fund Solutions, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the meeting date approaches, if you do NOT vote, you may receive a phone call from them asking you to vote. If you have any questions concerning the proxy, please feel free to call (800) 399-1581.

Respectfully,

Kevin M. Robinson
Chief Executive Officer and
Chief Legal Officer

Madison/Claymore Covered Call & Equity Strategy Fund

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MADISON/CLAYMORE COVERED CALL &
EQUITY STRATEGY FUND
2455 CORPORATE WEST DRIVE
LISLE, ILLINOIS 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on December 21, 2012

     Notice is hereby given to shareholders of the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Friday, December 21, 2012, at 10:00 a.m. Central time. The Meeting is being held for the following purposes:

1.	To approve a new investment advisory agreement between the Fund and Madison Asset Management, LLC;

2.
To elect James R. Imhoff, Jr. and Ronald A. Nyberg as Class II Trustees, to serve until the Fund’s 2015 annual meeting of shareholders or until their successors shall have been elected and qualified; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE FUND’S NEW ADVISORY AGREEMENT AND FOR ELECTION OF THE CLASS II TRUSTEES.

     The Board has fixed the close of business on September 11, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. We urge you to complete, sign, date and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.

By order of the Board of Trustees

Mark E. Mathiasen, Secretary

September 21, 2012

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY  MAIL, TELEPHONE OR INTERNET. IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

MADISON/CLAYMORE COVERED CALL &
EQUITY STRATEGY FUND

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 21, 2012

     This proxy statement (the “Proxy Statement”) is furnished to shareholders of the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Friday, December 21, 2012 at 10:00 a.m. Central Time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532. Each share of the Fund (collectively, the “Shares”) is entitled to one vote on each proposal, and each fractional Share is entitled to a fractional vote thereon. Holders of Shares of the Fund are referred to herein as “Shareholders.”

     This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at (800) 399-1581 (a toll-free number).

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND’S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND, C/O GUGGENHEIM FUNDS DISTRIBUTORS, LLC, 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (800) 851-0264.

     The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about September 21, 2012.

 Important Notice Regarding the Availability of Proxy Materials

     This Proxy Statement is available on the Internet at www.proxyvote.com.

INFORMATION TO HELP YOU UNDERSTAND AND VOTE
ON THE PROPOSALS

     While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposals addressed in this Proxy Statement (the “Proposals”), in a Question and Answer format, to help you understand and vote on the Proposals. Your vote is important. Please vote either by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet.

Why are you sending me this information?

     You are receiving these materials because on September 11, 2012 (the “Record Date”), you owned Shares of the Fund and, as a result, have a right to vote on the Proposals. Each Share of the Fund is entitled to one vote on each Proposal, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.

Why is the Meeting of Shareholders being held?

     Guggenheim Funds Investment Advisors, LLC (“Guggenheim”), the investment adviser to the Fund, has entered into an agreement with Madison Asset Management, LLC (“Madison”), the investment manager to the Fund, pursuant to which Madison will acquire Guggenheim’s management and administrative services business relating to the Fund and, subject to Shareholder approval, will become the Fund’s sole investment adviser and assume Guggenheim’s rights and responsibilities under its current investment advisory agreement with the Fund (the “Transaction”). In order for the Transaction to close, Shareholder approval of a new investment advisory agreement between the Fund and Madison (the “New Advisory Agreement”), which has been unanimously approved by the Board of Trustees, must be obtained.

     In addition to approval of the New Advisory Agreement, Shareholders are being asked to re-elect James R. Imhoff, Jr. and Ronald A. Nyberg as Class II Trustees, each of whom will serve until their successors shall have been elected and qualified, or until their earlier resignation. Although Mr. Nyberg is standing for re-election at the Meeting, he, along with three other members of the current Board, intends to resign if the New Advisory Agreement is approved by Shareholders. Following Shareholder approval of the New Advisory Agreement, the current Board of Trustees also intends to appoint a new trustee. The resulting Board of Trustees would consist of three trustees, each of whom is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (an “Independent Trustee”), as follows: Mr. Imhoff, who will continue as a Class II Trustee (subject to Shareholder approval of his re-election at the Meeting); Lorence D. Wheeler, who will continue as a Class III Trustee (his term of office expires at the annual shareholders’ meeting in 2013); and Philip E. Blake, who would be appointed by the Board prior to the resignations described above to serve as a Class I Trustee. Mr. Blake previously served on the Board from inception of the Fund until August 2009. The foregoing changes to the Board’s composition are intended to align the Fund’s governance with the board structure currently in place for other funds advised solely by Madison and for which Messrs. Blake, Imhoff and Wheeler serve as directors/trustees and, thus, are expected to occur only if Shareholders approve the New Advisory Agreement with Madison.

     The Meeting thus is being held to solicit Shareholder approval of the New Advisory Agreement and the Class II Trustees. Assuming Shareholder approval of the New Advisory Agreement is obtained, the Transaction is expected to close on or about December 28, 2012 (the “Closing Date”) and to become effective as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on December 31, 2012 (the “Effective Date”).

How does the Fund’s New Advisory Agreement with Madison compare with its current investment advisory agreement with Guggenheim?

     The New Advisory Agreement is substantially similar to the current investment advisory agreement between the Fund and Guggenheim (the “Current Investment Advisory Agreement”), with the following exceptions: (i) Madison is named as the investment adviser in place of Guggenheim; (ii) Madison will not receive an advisory fee on leveraged assets (the Current Investment Advisory Agreement provides for advisory fees on such assets); (iii) the administrative services that are described in the Current Investment Advisory Agreement are instead set forth in a separate services agreement that will be entered into between the Fund and Madison; (iv) Madison will not be permitted to delegate its investment management responsibilities to a subadviser, as provided under Current Investment Advisory Agreement; and (v) the initial term of the new agreement has been increased from one year to two years. In addition, under the New Advisory Agreement, the advisory fee is set at 0.80% annually, which is 0.20% less than the combined advisory fee rate payable to Guggenheim under the Current Investment Advisory Agreement and the management fee rate payable to Madison under the current investment management agreement among the Fund, Guggenheim and Madison (the “Current Management Agreement” and together with the Current Investment Advisory Agreement, the “Current Advisory Agreements”), and 0.10% less than the combined advisory/management fee rate that is currently being paid by the Fund as a result of a temporary fee waiver agreement with Guggenheim and Madison that has been in effect since May 2012 and that will continue until the earlier of the Effective Date or April 30, 2013.

Will the Fund’s fees for investment advisory services increase as a result of the Transaction? What about the Fund’s other fees and expenses?

     The Fund’s fees for investment advisory services will be reduced as a result of the Transaction. Currently, after taking into effect temporary fee waivers, the Fund pays 0.45% (annually) under the Current Investment Advisory Agreement with Guggenheim and 0.45% (annually) under the Current Management Agreement with Madison, for a total advisory/management fee rate equal to 0.90% (annually). Without these temporary fee waivers, the total advisory fee/management fee rate would be 1.00% (annually). Pursuant to the New Advisory Agreement, the advisory fee rate payable to Madison is 0.80% (annually).

     Regarding the Fund’s other fees and expenses, Madison has proposed to limit such other fees and expenses (subject to certain exceptions) to 0.26% (annually) for a period of at least two years after the Closing Date, pursuant to a new services agreement to be entered into between the Fund and Madison (the “New Services Agreement”). The New Services Agreement would replace the existing administrative services agreement that is currently in place between the Fund and Guggenheim and the existing fund accounting agreement that is currently in place between the Fund and Madison (together, the “Current Services Agreements”). Pursuant to the New Services Agreement, Madison will provide, or arrange to have provided, all the services currently being provided to the Fund by Guggenheim and Madison under the Current Services Agreements, and pay for all the other services needed by the Fund in the ordinary course of its operations (e.g., custody, transfer agent, auditor, independent trustees, legal, etc.), for an annual fee of 0.26%. As a result of this, the Fund’s total annual operating expenses will be limited to 1.06% (0.80% advisory fee plus 0.26% service fee) for at least two years after the Closing Date (subject to certain exceptions described in this Proxy Statement), which is substantially lower than the Fund’s annual expense ratio of 1.36% for the year ended December 31, 2011. Shareholder approval of the New Services Agreement is not required, nor is it being sought, but the Board of Trustees has approved the New Services Agreement.

How will the Transaction benefit Shareholders?

•
As described above, under the New Advisory Agreement and the New Services Agreement, it is expected that the total annual operating expenses of the Fund will decline meaningfully from 1.36%, which is the current expense ratio, to 1.06% for at least two years.

•
The current portfolio managers of the Fund will continue to manage the Fund. Therefore, there is no expected change in the Fund’s risk posture, investment objective, principal investment strategies, use of leverage, or securities selection process as a result of the Transaction.

•
Likewise, your investment in the Fund does not change as a result of the Transaction. You still own the same Shares in the Fund. We note, however, that as a closed-end fund, the price that you receive upon a sale of your Shares on the NYSE may be lower or higher than the net asset value computed.

Will your vote make a difference?

     YES! Your vote is important to ensure that the Proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations of Shareholder votes for the Meeting. We encourage all Shareholders to participate in the governance of the Fund.

Who is asking for your vote?

     The enclosed proxy is solicited by the Board for use at the Meeting to be held on December 21, 2012, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders.

How does the Board recommend that Shareholders vote on the Proposals?

     The Board of Trustees, including the Independent Trustees, recommends that you vote “FOR” approval of the New Advisory Agreement and “FOR” election of the Class II Trustees.

How do you cast your vote?

     Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact the Fund at (800) 399-1581 to obtain directions to the site of the Meeting.

     Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion.

     Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

     Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the NYSE, with regard to Proposal 1 only (relating to approval of the New Advisory Agreement), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on the Proposal. Accordingly, if you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all. As a result, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how your Shares are to be voted.

     A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on one or both of the Proposals will be deemed to be an instruction to vote such Shares in favor of such Proposal(s). If any other business is brought before the Meeting, your Shares will be voted at your proxy holder’s discretion.

What vote is required to approve the Proposals?

     The New Advisory Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the fund entitled to vote thereon present in person at the meeting or represented by proxy if holders of more than 50% of the fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund entitled to vote thereon. Abstentions and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against this Proposal.

     The nominees for Class II Trustee must be approved by the affirmative vote of a majority of the Shares present in person at the Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against this Proposal, but “broker non-votes” will have no effect on the outcome of the vote on this Proposal.

 PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background of the Transaction

     Madison Asset Management, LLC (“Madison”), based in Madison, Wisconsin, serves as the investment manager of the Fund, responsible for the day-to-day management of the Fund’s portfolio. Madison, which is a subsidiary of Madison Investment Holdings, Inc., and its affiliates act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies, with assets under management of approximately $15 billion as of June 30, 2012.

     Guggenheim Funds Investment Advisors, LLC (“Guggenheim”), based in Lisle, Illinois, serves as the investment adviser of the Fund, responsible for, among other things, oversight of portfolio management of the Fund. Guggenheim is a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), a global, diversified financial services firm with more than $160 billion in assets under management and supervision as of June 30, 2012. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services.

     The Fund was organized as a Delaware statutory trust on May 6, 2004 and, since the Fund’s inception, Madison has served as the Fund’s investment manager, with Claymore Advisors, LLC (“Claymore”) serving as investment adviser. In late 2009, Guggenheim acquired Claymore and has served in the role of investment adviser since the Board approved an interim investment advisory agreement with Guggenheim effective October 14, 2009. Recently, Guggenheim and Madison have assessed the Fund’s investment program in light of their respective performance methodologies, investment philosophies and other products under each firm’s management. In this connection, Guggenheim and Madison engaged in extensive discussions regarding strategic proposals intended to streamline the Fund’s management and maximize shareholder value. As a result, Madison and Guggenheim have reached an agreement that they believe to be in the best interests of Shareholders. In this connection, on August 20, 2012, Guggenheim and Madison entered into an agreement pursuant to which, in exchange for a payment to be made by Madison to Guggenheim, Madison will acquire Guggenheim’s management and administrative services business relating to the Fund and, subject to Shareholder approval, will serve as the Fund’s sole investment adviser and assume Guggenheim’s rights and responsibilities under Guggenheim’s Current Investment Advisory Agreement with the Fund (the “Transaction”). On August 21, 2012, the Board of Trustees, including the Independent Trustees, approved the New Advisory Agreement, subject to Shareholder approval. The Transaction will not close unless Shareholder approval of the New Advisory Agreement is obtained. Assuming Shareholder approval of Proposal 1 is obtained, the Transaction is expected to close on or about December 28, 2012 (the “Closing Date”) and to become effective as of the close of regular trading on the NYSE on December 31, 2012 (the “Effective Date”).

Current Investment Advisory and Management Agreements

     Guggenheim currently serves as the investment adviser to the Fund pursuant to the Current Investment Advisory Agreement dated as of February 2, 2010. Under the Current Investment Advisory Agreement, the Fund is required to pay Guggenheim for its services an annual advisory fee equal to 0.50% of the average daily value of the Fund’s “managed assets.” For this purpose, the term “managed assets” is defined as the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). Accordingly, under the Current Investment Advisory Agreement, managed assets include assets attributable to financial leverage.

     The Current Investment Advisory Agreement was last approved by Shareholders on February 2, 2010, and was last approved for continuation by the Board on August 21, 2012. At its meeting on August 21st, the Board agreed to continue the Current Investment Advisory Agreement until the earlier of the Effective Date of the Transaction or April 30, 2013. The Board also approved the continuation of a temporary fee waiver agreement with Guggenheim, to run concurrent with the term of the Current Investment Advisory Agreement, which results in a 0.05% reduction in the advisory fee rate payable by the Fund. Accordingly, the total annual advisory fee rate currently paid by the Fund to Guggenheim is equal to 0.45%.

     Madison currently serves as the investment manager to the Fund pursuant to the Current Management Agreement dated as of February 2, 2010. Under the Current Management Agreement, the Fund is required to pay Madison for its services an annual management fee equal to 0.50% of the average daily value of the Fund’s “managed assets.” For this purpose, the term “managed assets” is defined in the same fashion as under the Current Investment Advisory Agreement. The Current Management Agreement was last approved by Shareholders on February 2, 2010, and was last approved for continuation by the Board on August 21, 2012. At its meeting on August 21st, the Board agreed to continue the Current Management Agreement until the earlier of the Effective Date or April 30, 2013. The Board also approved the continuation of a temporary fee waiver agreement with Madison, to run concurrent with the term of the Current Management Agreement, which results in a 0.05% reduction in the management fee rate payable by the Fund. Accordingly, the total annual management fee rate currently paid by the Fund to Madison is equal to 0.45%.

     Based on the foregoing, after taking into effect temporary fee waivers, the Fund currently pays aggregate annual advisory and management fees under the Current Advisory Agreements of 0.90% to Guggenheim and Madison. In connection with the Transaction, subject to Shareholder approval, the Current Advisory Agreements will be terminated, and the Fund will enter into the New Advisory Agreement with Madison.

New Advisory Agreement

     Under Section 15(a) of the 1940 Act, the New Advisory Agreement requires the approval of both: (i) the Board of Trustees, including the Independent Trustees; and (ii) the Shareholders of the Fund. Accordingly, it is a condition to consummation of the Transaction that the Board, including a majority of the Independent Trustees, and the Shareholders approve the New Advisory Agreement. Based upon the considerations described below under “—Board Considerations,” the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement on August 21, 2012. In the event that Shareholders do not approve the New Advisory Agreement, the Board of Trustees will determine an alternative course of action believed by the Board to be in the best interests of the Fund and its Shareholders.

     The terms and provisions of the New Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, with the exception of the entity serving as investment adviser thereunder, the fees payable thereunder and certain other terms as described below. The form of the New Advisory Agreement is attached hereto as Appendix I, and the description of the New Advisory Agreement set forth below is qualified in its entirety by reference to Appendix I.

     Duties and Obligations. Like the Current Investment Advisory Agreement, the New Advisory Agreement provides that, subject to the direction and control of the Board, the investment adviser (Guggenheim under the Current Investment Advisory Agreement and Madison under the New Advisory Agreement) shall: (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund. However, unlike the Current Investment Advisory Agreement, the New Advisory Agreement does not contain a provision that allows the investment adviser to delegate some or all of its duties and obligations under the agreement to one or more investment sub-advisers or investment managers. In addition, the provision in the Current Investment Advisory Agreement that requires the investment adviser to furnish office facilities, equipment and clerical, bookkeeping, shareholder servicing and administrative services (other than such services, if any, provided by the Fund’s other service providers), to the extent requested by the Fund, is instead set forth in a separate agreement, the New Services Agreement, and so is not part of the proposed New Advisory Agreement. With the exception of the two differences noted above, the duties and obligations of Madison under the New Advisory Agreement are identical to the duties and obligations of Guggenheim under the Current Investment Advisory Agreement.

     Compensation. The New Advisory Agreement results in a reduction in the combined advisory fee/management fee rate currently paid by the Fund under the Current Advisory Agreements. Pursuant to the New Advisory Agreement, the Fund is required to pay to Madison, in its capacity as investment adviser of the

Fund, a monthly fee at an annual rate equal to 0.80% of the average daily value of the Fund’s “managed assets.” For this purpose, the term “managed assets” is defined as the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (including the aggregate indebtedness constituting financial leverage). This means that under the New Advisory Agreement, managed assets do not include assets attributable to financial leverage of any kind. In addition, under the New Advisory Agreement, Madison is required to bear: (i) all costs and expenses of its employees and any overhead incurred in connection with its duties under the agreement; and (ii) the costs of any salaries or fees of officers or trustees of the Fund affiliated with Madison.

     Based on the foregoing, the total advisory fee/management fee rate payable by the Fund under the New Advisory Agreement will be 0.20% less than the combined advisory fee rate payable to Guggenheim under the Current Investment Advisory Agreement and the management fee rate payable to Madison under the Current Management Agreement, and 0.10% less than the combined advisory/management fee rate that is currently being paid by the Fund after taking into account temporary fee waiver agreements that have been in effect since May 2012 between the Fund and each of Guggenheim and Madison.

     One notable difference between the New Advisory Agreement and the Current Investment Advisory Agreement as it relates to the calculation of the advisory fee is that the Current Investment Advisory Agreement defines “managed assets” to include assets attributable to the proceeds of financial leverage, while the New Advisory Agreement excludes such assets from the calculation. This means that, to the extent financial leverage is used by Madison in managing the Fund (i.e., to the extent Madison causes the Fund to borrow money to invest), Madison will not receive an advisory fee on assets attributable to such use. Currently, the Fund does not employ leverage and, therefore, leverage is not included in the advisory/management fees paid by the Fund.

     The amount of advisory and management fees paid by the Fund to Guggenheim and Madison under the Current Investment Advisory Agreement and the Current Management Agreement, respectively, during the Fund’s last fiscal year is set forth below.

	Advisory Fee	Management Fee
	Paid in Fiscal 2011	Paid in Fiscal 2011
Guggenheim	$884,875	N/A
Madison	N/A	$884,875

     Term and Termination. Assuming approval by Shareholders, the New Advisory Agreement will continue for an initial term of two years. Thereafter, the New Advisory Agreement will continue in effect from year to year after the initial term only if approved annually: (i) by the Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund; and (ii) by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated: (i) by the Fund at any time, without the payment of any penalty, upon giving Madison 60 days’ written notice; or (ii) by Madison on 60 days’ written notice. The New Advisory Agreement will also immediately terminate in the event of its “assignment,” as that term is defined in the 1940 Act. The length of the initial term of the Current Investment Advisory Agreement was one year. Except with respect to the length of the initial term, these provisions of the New Advisory Agreement are identical to provisions of the Current Investment Advisory Agreement.

     Limitation of Liability. The New Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the investment adviser or by the Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties; (ii) reckless disregard by the investment adviser of its duties under the New Advisory Agreement; or (iii) a breach of fiduciary duty with respect to the receipt of compensation for services. These provisions of the New Advisory Agreement are identical to provisions of the Current Investment Advisory Agreement.

     Use of the Name “Madison.” The New Advisory Agreement provides that Madison has consented to the use by the Fund of the name or identifying word “Madison” in the name of the Fund and that Madison may require the Fund to cease using “Madison” in the name of the Fund if the Fund ceases to employ, for any reason, Madison or any successor thereto or any affiliate thereof as investment adviser of the Fund. These provisions of the New Advisory Agreement are identical to provisions of the Current Investment Advisory Agreement, except that in the Current Investment Advisory Agreement, the use of the name “Claymore” is referred to in place of the name “Madison.” Assuming Shareholder approval of the New Advisory Agreement, effective as of the Effective Time, the Fund’s name will be changed to the “Madison Covered Call & Equity Strategy Fund.”

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides a safe harbor that permits an investment adviser of an investment company to receive a profit in connection with a sale of a business that results in the assignment of its advisory contract without incurring liability for breach of fiduciary duty, as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two year period after the date of the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three year period immediately following consummation of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. In connection with the Transaction, Madison has agreed to comply with, and to use its best efforts to cause the Fund to comply with, the conditions contained in Section 15(f) for the periods specified therein.

     With regard to the first condition of Section 15(f), to avoid the potential imposition of an unfair burden, buyers often agree not to increase advisory or other fees for two years following the transaction that results in the assignment. In this case, pursuant to the terms of the New Services Agreement, Madison has agreed to cap Fund fees and expenses at a level that is substantially lower than the Fund’s annual expense ratio of 1.36% for the year ended December 31, 2011. Under the New Services Agreement, for a period of at least two years after the Closing Date, Madison has agreed to limit the Fund’s fees and expenses (subject to certain exceptions described in the next sentence) so that the Fund’s total annual operating expenses will not exceed 1.06% of the Fund’s “managed assets” (using the same definition of “managed assets” found in the New Advisory Agreement). Fees and expenses not included in this fee cap are as follows: (i) fees and expenses relating to portfolio holdings; (ii) extraordinary and non-recurring fees and expenses; (iii) the costs associated with investments in other investment companies (clauses (i)-(iii) are collectively referred to as the “Excluded Expenses”); and (iv) administrative and operational fees and expenses borne by the Fund which are attributable to periods prior to the Effective Date (clause (iv) is referred to as the “Transitional Expenses”). Exclusive of the Excluded Expenses, the New Services Agreement provides that for a period of at least two years after the Closing Date, in no event shall the service fee, plus the Transitional Expenses, plus the advisory fee payable under the New Advisory Agreement exceed, on an annualized basis, the lower of 1.36% (which is the Fund’s expense ratio for the year ended December 31, 2011) or the total expense ratio of the Fund for the year ended December 31, 2012.

     With regard to the second condition of Section 15(f), it is a condition to consummation of the Transaction that the Board of Trustees be comprised of three Independent Trustees; namely, Messrs. Blake, Imhoff and Wheeler. Section 15(f) requires that at least 75% of the Board is comprised of Independent Trustees, and Madison has agreed to ensure that this requirement is met for the three year time period specified in Section 15(f).

Board Considerations

     Current Advisory Agreements. On December 29, 2011, counsel to the Independent Trustees sent a formal request for information, on their behalf, to both Guggenheim and Madison so that the Nominating and Governance Committee of the Board (comprised of all the Independent Trustees) (the “Committee”) and the Board would have appropriate materials to review as part of its deliberations as to whether to renew the Current Investment Advisory Agreement and the Current

Management Agreement. As part of this process, the Independent Trustees retained Thomas H. Mack, a leading industry consultant with extensive experience providing analyses of fund performance to fund directors/trustees, to prepare an independent report on the appropriate methodologies for evaluating the Fund’s performance, an assessment of the Fund’s historical performance and other matters related to portfolio management. The Independent Trustees also worked closely with independent legal counsel. Guggenheim and Madison provided extensive information in response to the initial request and to a supplemental request for additional information, including general information to assist the Committee in assessing the nature and quality of services provided and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability of the Current Investment Advisory Agreement and the Current Management Agreement to Guggenheim and Madison, respectively, and the compliance programs of Guggenheim and Madison. Each of Guggenheim and Madison also presented preliminary plans concerning certain strategic proposals relating to the Fund’s management.

     Based upon its review, at the meeting of the Board held on April 19, 2012 (the “April Meeting”), the Board, including the Independent Trustees, on the recommendation of the Committee, approved the renewal of the Current Investment Advisory Agreement and the Current Management Agreement, subject to agreement by Guggenheim and Madison to temporarily waive their fees under such agreements by 0.05% each, for an interim period through September 30, 2012, to allow time for additional follow-up activity to occur, including additional consideration of strategic proposals. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the nature, extent and quality of services provided by Guggenheim and Madison, advisory and management fees, fee waivers, performance, profitability, economies of scale and other benefits to Guggenheim and Madison. The specific factors considered by the Board in approving these agreements are described in further detail in the Fund’s Semi-Annual Report to Shareholders. The Fund will furnish, without charge, a copy of such Semi-Annual Report to any Shareholder upon request. Requests should be directed to Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 851-0264.

     Following the April Meeting, Guggenheim and Madison continued to assess the Fund’s investment program in light of their respective performance methodologies, investment philosophies and other products under management. In this connection, Guggenheim and Madison engaged in extensive discussions regarding strategic proposals intended to streamline the Fund’s management and maximize shareholder value. As discussed, Guggenheim and Madison reached an agreement (previously defined as the Transaction) and, as a result, recommended that the Board approve: (i) the New Advisory Agreement with Madison, subject to Shareholder approval; and (ii) the continuation of the Current Advisory Agreements in order to provide adequate time to prepare and distribute this Proxy Statement and hold the Meeting to solicit Shareholder approval of the Proposals.

     In this connection, at a meeting held on August 21, 2012, the Board, including the Independent Trustees, on the recommendation of the Committee, approved the renewal of the Current Investment Advisory Agreement and the Current Management Agreement for a period from October 1, 2012 until the earlier of the Effective Date or April 30, 2013. The Board also approved the continuation of the temporary fee waivers, to run concurrent with the terms of the Current Advisory Agreements.

     New Advisory Agreement. The proposed approval of the New Advisory Agreement was considered by the Committee and the Board at meetings held on August 20, 2012 and August 21, 2012, respectively. In connection with those Committee and Board meetings, Madison provided background materials, analyses and other information, including responses to specific requests by the Independent Trustees. Among other things, the Independent Trustees reviewed information regarding the terms of the Transaction, the capability of Madison to provide the services set forth in the New Advisory Agreement and potential benefits to Guggenheim, Madison and the Fund from the Transaction. The Independent Trustees also reviewed and considered the extensive information regarding Madison they had previously received in connection with their consideration and approval of the Current Management Agreement at the April Meeting. In addition, the Independent Trustees met with representatives of Madison and Guggenheim, who responded to various questions concerning the New Advisory Agreement and the Transaction. The Independent Trustees also consulted with independent legal counsel, who advised on the legal standards for consideration by the trustees, and otherwise assisted the trustees in their deliberations.

     After the Independent Trustees evaluated and discussed the materials, analyses and information provided to them that the Independent Trustees considered relevant to their deliberations, they agreed that they had been furnished with sufficient information to make an informed business decision with respect to the approval of the proposed New Advisory Agreement and thus, recommended that the Board approve the New Advisory Agreement. At the meeting held in-person on August 21, 2012, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement for an initial term of two years, subject to Shareholder approval.

     In making its decision to approve the New Advisory Agreement for the Fund, the Board considered factors bearing on the nature, extent and quality of the services to be provided to the Fund, and the costs for those services, with a view toward making a business judgment as to whether the New Advisory Agreement is, under all of the circumstances, in the best interest of the Fund and the Fund’s Shareholders. The factors that the Independent Trustees considered and the conclusions that they, in their business judgment, reached included, principally, the following:

•
Continuation of the Fund’s current portfolio management and strategy: (i) the manner in which the Fund’s assets are managed by Madison will not change as a result of the Transaction; (ii) the key personnel who currently provide advisory services to the Fund are expected to continue to do so after the Transaction; and (iii) the capabilities of Madison personnel who will provide advisory services to the Fund are not expected to change and, in fact, Ray DiBernardo, CFA and Vice President of Madison, is expected to take an increased role in day-to-day portfolio management and additional research personnel are expected to be added to the portfolio management team to provide more depth.

•
Substantial reduction of expenses and expense ratio and potential market effect: (i) the Shareholders will benefit from a reduction in the aggregate advisory/management fee rate payable by the Fund under the New Advisory Agreement; (ii) the impact of the proposed changes in advisory fee rate and the contemporaneous changes in other fee rates and expenses, as well as the willingness of Madison to contractually agree to limit total operating expenses of the Fund for at least two years will, in sum, result in a meaningful reduction of the Fund’s annual expense ratio; and (iii) as a result of the proposed overall fee arrangements for the Fund following the Effective Date, the Fund may be more attractive in the market relative to its peers and thus, could contribute to a reduction in the discount at which the Fund’s common shares recently have been sold.

•
No material differences between Current and New Advisory Agreements: Apart from the party serving as investment adviser thereunder and the fee payable thereunder, there are no material differences between the terms of the New Advisory Agreement and the terms of the Current Investment Advisory Agreement (other than fees not charged on leveraged assets and the removal of certain administrative services to a separate contract).

•	Nature, extent and quality of services: The assurance from Madison that following the Transaction, there will not be any diminution in the nature, quality and extent of services provided to the Fund.

•	Madison’s current financial condition.

•	The reputation, capabilities, experience, organizational structure and financial resources of Madison.

•	Board approval of the New Advisory Agreement is one of the conditions to the closing of the Transaction.

•
Shareholders of the Fund will not bear any costs in connection with the Transaction, other than the costs associated with the preparation of this Proxy Statement and the solicitation of proxies, which are limited to the amount paid for such items as part of the annual meeting of shareholders in 2011.

•	Madison has agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing Date, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund.

     In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors. Certain factors considered by the Board are discussed in more detail below.

     Nature, Extent and Quality of Services to be Provided by Madison. With respect to the nature, extent and quality of services provided by Madison, the Board considered the qualifications, experience and skills of Madison’s portfolio management team and other key personnel. The Board also took into account Madison’s experience implementing the strategy of writing covered call options on a portion of the Fund’s equity securities. The Board considered that: (i) the manner in which the Fund’s assets are managed by Madison will not change as a result of the Transaction; (ii) the key personnel who currently provide advisory services to the Fund are expected to continue to do so after the Transaction; and (iii) the capabilities of Madison personnel who will provide advisory services to the Fund are not expected to change and, in fact, Ray DiBernardo, CFA and Vice President of Madison, is expected to take an increased role in day-to-day portfolio management and additional research personnel are expected to be added to the portfolio management team to provide more depth. The Board also considered Madison’s representations that its compliance policies and procedures, disaster recovery plans, and information security controls would not change materially following consummation of the Transaction. In addition, the Board discussed the acceptability of the terms of the New Advisory Agreement. Based on this review, the Board concluded that Madison had personnel qualified to provide the services to the Fund under the New Advisory Agreement.

     Advisory Fees. The Board considered the fact that the advisory fee rate payable to Madison under the New Advisory Agreement would be lower than the aggregate rate that is currently paid under the Current Advisory Agreements, even after taking into account the current fee waivers. The Board also considered other amounts to be paid to Madison by the Fund under the New Services Agreement, as well as any indirect benefits (such as soft dollar arrangements) Madison may receive, or is expected to receive, as a result of its relationship with the Fund. The Board also considered that, as a result of the proposed overall fee arrangements for the Fund following the Effective Date, the Fund may be more attractive in the market relative to its peers and thus, could contribute to a reduction in the discount at which the Fund’s common shares recently have been sold. Based on its review of the proposed advisory fee structure under the New Advisory Agreement, as well as other information considered as part of the annual contract review, the Board determined that the proposed advisory fee rate supported approval of the New Advisory Agreement.

     Performance. The Board considered the findings of the independent consultant retained by the Independent Trustees earlier this year to review Madison’s performance as investment manager of the Fund and its own assessment of Madison’s performance in connection with the contemporaneous consideration of the continuation of the Current Management Agreement and its evaluation of investment performance at the April Meeting. In this connection, the Board considered Madison’s efforts in pursuing the Fund’s primary objective of providing a high level of current income and current gains and secondary objective of long-term capital appreciation. The Board reviewed the performance of the Fund and the average of the peer group of funds for the one-month, three-month, six-month, one-year, three-year, five-year and since-inception periods ended June 30, 2012. The Board found performance results to be mixed, noting that the Fund underperformed relative to the returns of the CBOE BuyWrite Index (the “BXM”) for periods other than the six-month and three-year periods. The Board also took into account that the Fund’s performance fell in the middle of the larger covered call closed-end fund universe.

     Profitability. The Board also considered Madison’s financial condition and the profitability of Madison from its current management services and the anticipated increased profitability that will result from Madison becoming the sole investment adviser to the Fund. In reviewing this information, the Board recognized the subjective nature of determining profitability which may be affected by numerous factors, including allocation of expenses. Nevertheless, the Board concluded that Madison’s anticipated level of profitability was not unreasonable.

     Economies of Scale. The Board considered any potential economies of scale that may result from the Transaction. In this regard, the Board noted that economies of scale are difficult to measure and predict with any precision. The Board further noted that, at this time, Madison represented that it is not aware of any economies of scale that would result from the Transaction. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

     Other Benefits. The Board noted its prior determination that the advisory fee rate set forth in the New Advisory Agreement was reasonable, taking into consideration other benefits to Madison (including the receipt by Madison of services fees under the New Services Agreement). The Board also considered other benefits to Madison expected to be derived from its relationship with the Fund as a result of the Transaction (such as soft dollar arrangements), and noted that no material additional benefits were reported by Madison.

     After an evaluation of the factors described above and based on its deliberations and analysis of the information provided and alternatives considered, the Board determined that it would have a reasonable basis to determine whether the investment advisory fees proposed under the New Advisory Agreement are fair and reasonable in light of the extent and quality of services to be provided and, thus, to act on whether to approve the New Advisory Agreement. The Board, including all of the Independent Trustees, then concluded that the proposed fees to be paid under the New Advisory Agreement were fair and reasonable in light of the extent and quality of the services to be provided. Accordingly, the Board unanimously approved the New Advisory Agreement and unanimously recommends that Shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

Additional Information about Madison

     Principal Executive Officer and Board of Directors. Madison’s three Executive Directors serve, collectively, in the office of President/Chief Executive Officer of the firm. These three Executive Directors are Katherine L. Frank, who also serves as Chief Operating Officer; Michael J. Schlageter, who also serves as Chief Marketing Officer; and Jay R. Sekelsky, who also serves as Chief Investment Officer. The Board of Directors of Madison consists of Ms. Frank, Mr. Schlageter, Mr. Sekelsky and Mr. Frank E. Burgess, the firm’s founder.

     Relationships with the Fund. The current Board of Trustees of the Fund consists of the following members: Ronald E. Toupin, Jr. (Chairman), Ronald A. Nyberg, Randall C. Barnes, Lorence D. Wheeler, James R. Imhoff, Jr., and Frank E. Burgess. With the exception of Mr. Burgess, no member of the current Board of Trustees is an officer, employee, director, general partner or shareholder of Madison or has any material direct or indirect interest in Madison or any person controlling, controlled by or under common control with Madison. Following the closing of the Transaction, it is the intention of Messrs. Toupin, Nyberg, Barnes and Burgess to resign from the Board, with Messrs. Imhoff (subject to Shareholder approval of his re-election at the Meeting) and Wheeler continuing in their current roles as trustees. Prior to the resignations described above, the Board intends to appoint Philip E. Blake as a Class I Trustee. Therefore, after the close of the Transaction, the newly constituted Board will be comprised of three Independent Trustees. The foregoing changes to the Board’s composition are intended to align the Fund’s governance with the board structure currently in place for other funds advised solely by Madison and for which Messrs. Blake, Imhoff and Wheeler serve as directors/trustees and, thus, are expected to occur only if Shareholders approve the New Advisory Agreement with Madison.

     Certain officers of the Fund are employees or officers of Madison, as specified below:

Term of
	Position	Office(2) and
Name, Address(1)	Held	Length of
and Year	with	Time Served as	Principal Occupation During
of Birth	Fund	Fund Officer	the Past Five Years
Frank E. Burgess3	Senior	Since 2004	Founder, Director and Former President,
Year of birth: 1942	Vice		Madison Investment Holdings, Inc. and
	President		Madison Asset Management, LLC.

Greg D. Hoppe	Vice	Since 2008	Vice President of Madison Investment
Year of birth: 1969	President		Holdings, Inc. and Madison Asset
Management, LLC.

Ray E. DiBernardo	Vice	Since 2009	Vice President of Madison Investment
Year of birth: 1962	President		Holdings, Inc. and Madison Asset
Management, LLC.

(1)	The business address of each officer is 550 Science Drive, Madison, Wisconsin 53711.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
(3)	Mr. Burgess currently serves on the Board of Trustees, but intends to resign following consummation of the Transaction.

     Madison also performs fund accounting services for the Fund pursuant to a fund accounting agreement that is currently in place between the Fund and Madison. The Fund paid Madison $46,255 in fund accounting fees under this agreement during the Fund’s fiscal year ended December 31, 2011. Subject to Shareholder approval of Proposal 1 and the closing of the Transaction, the Current Services Agreements (of which the fund accounting agreement described above is a part) will terminate and the New Services Agreement, described under “—Section 15(f) of the 1940 Act,” will become effective.

     Other Funds Managed by Madison. Madison acts as investment adviser with respect to two other registered investment companies having similar investment objectives as the Fund, as follows:

Fund	Managed Assets(3)	Advisory Fee
Madison Strategic
Sector Premium
Fund (MSP)(1)	$74,194,607	0.80%(4)

MEMBERS Equity
Income Fund
(MENAX)(2)	$95,148,873	0.85%

(1)	MSP is a closed-end registered investment company.
(2)	MENAX is an open-end registered investment company.
(3)	Data provided as of June 30, 2012.
(4)	The advisory fee is 0.80% on the first $500 million of average daily managed assets, and 0.60% on assets in excess of $500 million.

Shareholder Approval

     To be approved, the New Advisory Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of: (i) 67% or more of the voting securities of the fund entitled to vote thereon present at the meeting or represented by proxy if holders of more than 50% of the fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund entitled to vote thereon. The holders of the Shares of the Fund will have equal voting rights (i.e., one vote per Share and a fractional vote per fractional Share).

     Abstentions and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 1.

Board Recommendation

     The Board of Trustees, including all of the Independent Trustees, unanimously recommends that you vote “FOR” approval of the New Advisory Agreement.

PROPOSAL 2: ELECTION OF CLASS II TRUSTEES

     The Fund’s Shares are listed on the NYSE, which requires the Fund to hold a meeting of Shareholders to elect trustees each fiscal year. The trustees who are standing for re-election at the Meeting are the two Class II Trustees: Messrs. James R. Imhoff, Jr. and Ronald A. Nyberg. While Mr. Nyberg is standing for reelection at the Meeting, he intends to resign as a Class II Trustee, assuming Shareholder approval of the Proposals, as do the two Class I Trustees (Messrs. Randall C. Barnes and Frank E. Burgess) and one of the Class III Trustees (Mr. Ronald E. Toupin, Jr.). Prior to these resignations, the Board intends to appoint Mr. Philip E. Blake as a Class I Trustee. Accordingly, subject to Shareholder approval, following the Transaction, the Board of Trustees is expected to be comprised of the following three members, all of whom are deemed to be Independent Trustees: Class I Trustee – Philip E. Blake; Class II Trustee – James R. Imhoff, Jr.; and Class III Trustee – Lorence D. Wheeler. The foregoing changes to the Board’s composition are intended to align the Fund’s governance with the board structure currently in place for other funds advised solely by Madison and for which Messrs. Blake, Imhoff and Wheeler serve as directors/trustees.

Composition of the Board of Trustees

     The Board of Trustees is classified into three classes of trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Meeting, and subject to the subsequent resignations of Messrs. Nyberg, Barnes, Burgess, and Toupin, following the close of the Transaction, the Board will be constituted as follows:

     Class I Trustee. Messrs. Randall C. Barnes and Frank E. Burgess are currently the Class I Trustees. As described above, subject to the conditions noted, Messrs. Barnes and Burgess intend to resign from the Board and Mr. Philip E. Blake is expected to be appointed as the sole Class I Trustee. If appointed, the term of office of the Class I Trustee of the Fund will continue until the Fund’s 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

     Class II Trustee. Messrs. James R. Imhoff, Jr. and Ronald A. Nyberg are currently the Class II Trustees. If re-elected, the term of office of the Class II Trustees of the Fund will continue until the Fund’s 2015 annual meeting of shareholders or until their successors shall have been elected and qualified. Although Mr. Nyberg is standing for re-election at the Meeting, subject to the conditions noted above, he intends to resign from the Board, which would leave Mr. Imhoff as the sole Class II Trustee (assuming he is re-elected at the Meeting).

     Class III Trustee. Messrs. Ronald E. Toupin, Jr. and Lorence D. Wheeler are currently the Class III Trustees. As described above, subject to the conditions noted, Mr. Toupin intends to resign from the Board. Accordingly, only Mr. Wheeler will continue as a Class III Trustee, with a term of office that will continue until the

Fund’s 2013 annual meeting of shareholders or until his successor shall have been elected and qualified.

     Generally, the trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three year period.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Class II Trustee nominee named above. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees and Officers

     Trustees. Certain information concerning the trustees of the Fund is set forth in the table below. All but one of the trustees listed below are considered Independent Trustees. The Fund is part of a fund complex (referred to herein as the “Fund Complex”) comprised of 15 closed-end funds, including the Fund, and 44 exchange-traded funds advised by Guggenheim and/or serviced by Guggenheim Funds Distributors, LLC. The Fund Complex is overseen by multiple boards of trustees. If the Transaction occurs, the Fund will no longer be part of this Fund Complex but would be part of a different fund complex consisting of one other closed-end fund and 41 open-end funds.

		Term of			Other
		Office(2)		Number of	Directorships
Name,		and		Portfolios in	held by Trustee
Address(1)	Position(s)	Length		Fund Complex	During
and Year	Held with	of Time	Principal Occupation	Overseen by	The Past
of Birth	Fund	Served	During The Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES:

Randall C. Barnes(3)	Class I	Trustee	Private investor (2001-present).	55	None.
Year of birth: 1951	Trustee	since 2004	Formerly, Senior Vice President &
Treasurer. PepsiCo, Inc. (1993-1997),
President, Pizza Hut International
(1991-1993) and Senior Vice President,
Strategic Planning and New Business
Development of PepsiCo, Inc. (1987-1990).

		Term of			Other
		Office(2)		Number of	Directorships
Name,		and		Portfolios in	held by Trustee
Address(1)	Position(s)	Length		Fund Complex	During
and Year	Held with	of Time	Principal Occupation	Overseen by	The Past
of Birth	Fund	Served	During The Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES: (continued)

James R.	Class II	Trustee	Chairman and CEO of First Weber Group,	1	Director, Park
Imhoff, Jr.(4)	Trustee	since 2004	a real estate services company		Bank (1978-
Year of Birth: 1944			(1996-present).		present); Trustee,
Madison Mosaic
family of mutual
funds (13) (1996-
present), Madison
Strategic Sector
Premium Fund
(2005-present),
Ultra Series Fund
(16) (2009-
present), and
MEMBERS
Mutual Funds
(13) (2009-
present).

Ronald A.	Class II	Trustee	Partner of Nyberg & Cassioppi, LLC,	57	None.
Nyberg(3),(4)	Trustee	since 2004	a law firm specializing in Corporate Law,
Year of birth: 1953			Estate Planning and Business Transactions
(2000-present). Formerly, Executive
Vice President, General Counsel and
Corporate Secretary of Van Kampen
Investments (1982-1999).

Ronald E.	Class III	Trustee	Portfolio Consultant (2010-present).	54	Trustee, Bennett
Toupin, Jr. (3)	Trustee	since 2004	Formerly, Vice President, Manager and		Group of Funds
Year of birth: 1958			Portfolio Manager of Nuveen Asset		(2011-present).
Management (1998-1999), Vice President
of Nuveen Investment Advisor Corporation
(1992-1999), Vice President and Manager of
Nuveen Unit Investment Trusts (1991-1999)
and Assistant Vice President and Portfolio
Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen &
Company, Inc. (1982-1999).

Lorence D.	Class III	Trustee	Private investor (2001-present). Formerly,	1	Director, Grand
Wheeler	Trustee	since 2004	President of Credit Union Benefits Services		Mountain Bank
Year of Birth: 1938			Inc. (1986-1997) and Pension Specialist for		FSB (2003-
			CUNA Mutual Group (1997-2001).		present) and
Grand Mountain
Bancshares Inc.
(2006-present);
Trustee, Madison
Mosaic family of
mutual funds (13)
(1996-present),
Madison Strategic
Sector Premium
Fund (2005-
present), Ultra
Series Fund (16)
(2009-present)
and MEMBERS
Mutual Funds
(13) (2009-
present).

		Term of			Other
		Office(2)		Number of	Directorships
Name,		and		Portfolios in	held by Trustee
Address(1)	Position(s)	Length		Fund Complex	During
and Year	Held with	of Time	Principal Occupation	Overseen by	The Past
of Birth	Fund	Served	During The Past Five Years	Trustee	Five Years
INTERESTED TRUSTEE:

Frank E.	Class I	Trustee	Founder and Director of Madison	1	Director,
Burgess† (3)	Trustee,	since 2004	Investment Holdings, Inc. and		American Riviera
550 Science	Senior		Madison Asset Management, LLC		Bank of CA
Drive	Vice		(1974-present); President (1974-2012) .		(2006-present)
Madison, WI	President				and Capitol Bank
53711					of WI (1995-
Year of Birth: 1942					present). Trustee,
Madison Strategic
Sector Premium
Fund (2005-
present) and
Madison Mosaic
family of mutual
funds (13) (1996-
present.

+	“Interested person” of the Fund as defined in the 1940 Act. Mr. Burgess is an interested person of the Fund because he is an officer of Madison and certain of its affiliates.
(1)	The business address of each trustee of the Fund is 2455 Corporate West Drive, Lisle, IL 60532, unless otherwise noted.
(2)	Each trustee is generally expected to serve a three year term concurrent with the class of trustees for which he serves.
(3)	Intends to resign as trustee of the Fund as noted previously.
(4)	Nominee for election as a trustee at the Meeting.

Biographical information regarding Mr. Blake is provided below:

Principal Occupation
Name and	During The	Other Directorships held
Year of Birth	Past Five Years	During The Past Five Years
Philip E. Blake	Private investor (2001-present).	Director, Edgewood College (2003-
Year of Birth: 1944	Formerly President of Lee	present); Director, Nerites Corporation
	Enterprises, Inc., a news and	(2004-present); Trustee, Madison Mosaic
	advertising publisher	Mosaic family of mutual funds (13)
	(1998-2001), and	(2001-present), Madison Strategic Sector
	President/Chief Executive	Premium Fund (2005-present), Ultra
	Officer of Madison Newspapers,	Series Fund (16) (2009- present), and
	Inc. (1993-2000).	MEMBERS Mutual Funds (13)
(2009- present).

     Qualifications and Experience of Trustees and Nominees. The trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other trustees, availability and commitment to attend meetings and perform the responsibilities of a trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each trustee that supports the conclusion, as of the date of this Proxy Statement, that each trustee should serve as a trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     Randall C. Barnes. Mr. Barnes has served as a trustee of the Fund and other funds in the Fund Complex since 2004. Through his service as a trustee of the Fund and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

     Frank E. Burgess. Mr. Burgess has served as a trustee of the Fund since 2004. Through his service as a trustee of the Fund, his service on other public and private company boards, including on other investment company boards, and his experience as founder and former President of Madison, Mr. Burgess is experienced in financial, investment and regulatory matters.

     James R. Imhoff, Jr. Mr. Imhoff has served as a trustee of the Fund since 2004. Through his service as a trustee of the Fund, his service on other public and private company boards, including on other investment company boards, his experience as Chairman and Chief Executive Officer of First Weber Group, a real estate services company, and his prior experience, including board membership of charitable and community boards, Mr. Imhoff is experienced in financial, investment, technology and regulatory matters.

     Ronald A. Nyberg. Mr. Nyberg has served as a trustee of the Fund since 2004, and as trustee of other funds in the Fund Complex since 2003. Through his service as a trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of the Fund since 2003, and as trustee of other funds in the Fund Complex since 2004. Through his service as a trustee of the Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Lorence D. Wheeler. Mr. Wheeler has served as a trustee of the Fund since 2004. Through his service as a trustee of the Fund, his service on other public and private company boards, including on other investment company boards, his professional training and his prior experience, including President of Credit Union Benefits Services Inc., Mr. Wheeler is experienced in financial, investment and regulatory matters.

     As previously noted, it is expected that following consummation of the Transaction, Mr. Philip E. Blake will be appointed to the Board. A summary of Mr.

Blake’s experience, qualifications, attributes and skills that supports his appointment follows:

     Philip E. Blake. Previously, Mr. Blake served as a Class II Trustee of the Board from inception of the Fund in 2004 until the date of the 2009 annual shareholder meeting. Through his service on several public and private company boards, including investment company boards, his experience as President of Lee Enterprises, Inc. and as President and Chief Executive Officer of Madison Newspapers, Inc., Mr. Blake is experienced in financial, investment and regulatory matters.

     Each trustee, as well as Mr. Blake, has considerable familiarity with the Fund, its service providers and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his prior service as a trustee of the Fund.

     Officers. The following information relates to the officers of the Fund who are not trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of Guggenheim, Madison or affiliates of Guggenheim or Madison and may receive compensation in such capacities. Information regarding officers of the Fund who are affiliated with Madison is set forth in the section of this Proxy Statement describing Proposal 1, under the heading “Additional Information About Madison –Relationships with the Fund.”

Term of
Name,	Position	Office(2) and
Address(1)	Held	Length of
and Year	with	Time Served as	Principal Occupation During
of Birth	Fund	Fund Officer	the Past Five Years
Kevin M. Robinson	Chief	Since 2008	Senior Managing Director, General Counsel
Year of birth: 1959	Executive		and Corporate Secretary of Guggenheim Funds
	Officer		Investment Advisors, LLC, Guggenheim Funds
	and Chief		Distributors, LLC, and Guggenheim Funds
	Legal		Services, LLC (2007-present); Chief Executive
	Officer		Officer and Chief Legal Officer of certain
funds in the Fund Complex. Formerly,
Associate General Counsel of NYSE Euronext,
Inc. (2000-2007).

John Sullivan	Chief	Since 2011	Senior Managing Director of Guggenheim
Year of birth: 1955	Financial		Funds Investment Advisors, LLC and
	Officer,		Guggenheim Funds Distributors, LLC (2010 –
	Accounting		present); Chief Financial Officer, Chief
	Officer and		Accounting Officer and Treasurer of certain
	Treasurer		funds in the Fund Complex. Previously, Chief
Compliance Officer of Van Kampen Funds
(2004-2010).

Term of
Name,	Position	Office(2) and
Address(1)	Held	Length of
and Year	with	Time Served as	Principal Occupation During
of Birth	Fund	Fund Officer	the Past Five Years
James Howley	Assistant	Since 2007	Vice President, Fund Administration of
Year of birth: 1972	Treasurer		Guggenheim Funds Services, LLC
(2004-present); Assistant Treasurer of certain
funds in the Fund Complex.

Kimberly J. Scott	Assistant	Since 2012	Vice President, Fund Administration of
Year of Birth: 1974	Treasurer		Guggenheim Funds Investment Advisors, LLC
(2012-present); Assistant Treasurer of certain
funds in the Fund Complex. Formerly, Financial
Reporting Manager for Invesco, Ltd. (2010-
2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager-Mutual
Fund Administration for Van Kampen
Investments, Inc/Morgan Stanley Investment
Management (2005-2009).

Mark J. Furjanic	Assistant	Since 2008	Vice President, Fund Administration-Tax of
Year of birth: 1959	Treasurer		Guggenheim Funds Investment Advisors, LLC.
and Guggenheim Funds Distributors, Inc.
(2005-present); Assistant Treasurer of certain
funds in the Fund Complex.

Derek Maltbie	Assistant	Since 2011	Assistant Vice President, Fund Administration
Year of birth: 1972	Treasurer		of Guggenheim Funds Investment Advisors,
LLC (2005-present); Assistant Treasurer of
certain funds in the Fund Complex.
Mark E. Mathiasen	Secretary	Since 2008	Director, Associate General Counsel of
Year of birth: 1978			Guggenheim Funds Services, LLC (2007-
present); Secretary of certain funds in the
Fund Complex.

Stevens T. Kelly	Assistant	Since 2012	Assistant General Counsel of Guggenheim
Year of birth: 1982	Secretary		Funds Services, LLC (2011-present). Assistant
Secretary of certain other funds in the Fund
Complex. Formerly, Associate at K&L Gates
LLP (2008-2011), J.D., University of
Wisconsin Law School (2005-2008).

Ann Edgeworth	Interim	Since 2012	Director, Foreside Compliance Services, LLC
Year of birth: 1961	Chief		(2011-present). Formerly, Vice President, State
	Compliance		Street Corporation (2007-2011); Director,
	Officer		Investors Bank & Trust (2004-2007).

(1)	The business address of each officer is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2)
Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal. It is expected that each of the officers listed above will resign following consummation of the Transaction.

Board Leadership Structure

     The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by Guggenheim, Madison and other service providers who have been approved by the Board. The Board is currently comprised of six trustees, five of whom (including the chairman) are not “interested persons” under the 1940 Act (Independent Trustees) and one of whom, Mr. Burgess, is an interested person of the Fund (the “Interested Trustee”). Generally, the Board acts by majority vote of all the trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The Board has appointed an independent chairman, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an independent chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

     Following consummation of the Transaction, subject to Shareholder approval as described herein, the Board will be comprised of three Independent Trustees.

Board Committees

     The trustees have determined that the efficient conduct of the trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the trustees or otherwise. The Board has two committees consisting of an Audit Committee and a Nominating and Governance Committee.

     Audit Committee. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined under the 1940 Act and also meets the additional independence requirements for audit committee members as defined by the NYSE. The current members of the Audit Committee are Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler. Mr. Barnes serves as chairperson of the Audit Committee. Following consummation of the Transaction, it is expected that the Board will continue to maintain the Audit Committee and that it will consist of the three continuing members of the Board. A chairperson will be selected at that time.

     The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on February 20, 2012 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee Charter is attached hereto as Appendix II.

 The Audit Committee presents the following report on behalf of the Fund:

     The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (the Auditor’s Communication with Those Charged with Governance), (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm, and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period.

     Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler, each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee. Following consummation of the Transaction, it is expected that the Board will continue to maintain the Nominating and Governance Committee and it will consist of the three continuing members of the Board. A chairperson will be selected at that time.

     The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on January 20, 2009. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. Accordingly, the Fund’s Nominating and Governance Committee Charter is attached as Appendix III to this Proxy Statement.

     The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers. In considering trustee nominee candidates, the Nominating and Governance Committee requires that trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform the responsibilities of a trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to) the Fund’s other trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a trustee after such person has reached the age of seventy-three (73), unless such person is an “interested person” of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     A trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a trustee who is not an “interested person” of the Fund as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications. The Nominating and Governance Committee will consider trustee candidates recommended by the Fund’s Shareholders. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. In considering trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

     To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter, which is attached as Appendix III to this Proxy Statement. Shareholder recommendations must be sent to the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. Following consummation of the Transaction, this address will change to: c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

     The nominees for election at the Meeting were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, Guggenheim, Madison and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory, subadvisory and other service provider agreements, the Board has, in the past, considered risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer or the Interim Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from Guggenheim and Madison on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Guggenheim personnel and has approved fair valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires Guggenheim to report to the Board on other matters relating to risk management on a regular and as-needed basis.

     Following consummation of the Transaction, the Board’s role in risk management oversight is expected to continue in much the same manner as described above.

Communications with the Board

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. Following consummation of the Transaction, this address will change to: c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Board and Committee Meeting Attendance

     During the Fund’s fiscal year ended December 31, 2011, the Board held five meetings, the Fund’s Audit Committee held two meetings and the Fund’s Nominating and Governance Committee held three meetings. Each trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund’s fiscal year ended December 31, 2011. It is the Fund’s policy to encourage trustees to attend annual shareholders’ meetings.

Trustee Compensation

     The Fund pays an annual retainer and fee per meeting attended to each trustee who is not affiliated with Guggenheim, Madison or their respective affiliates, and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table provides information regarding the compensation of the Fund’s trustees for the Fund’s fiscal year ended December 31, 2011. The Fund does not accrue or pay retirement or pension benefits to trustees as of the date of this Proxy Statement.

	Compensation	Total Compensation
Name of Trustee(1)	from the Fund	from the Fund Complex
Randall C. Barnes(2)	$24,000	$275,625
James R. Imhoff, Jr	$22,500	$22,500
Ronald A. Nyberg(2)	$24,000	$363,375
Ronald E. Toupin, Jr. (2)	$27,000	$304,125
Lorence D. Wheeler	$22,500	$22,500

(1)	The trustee not eligible for compensation is not included in the above table.
(2)	It is expected that these trustees will resign as trustees of the Fund following consummation of the Transaction.

Shareholder Approval

     The affirmative vote of a majority of the Shares present in person at the Meeting or represented by proxy is necessary to approve each of the nominees for Class II Trustee, provided a quorum is present.

     Votes withheld will have the same effect as votes against Proposal 2. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 2.

Board Recommendation

     The Board of Trustees, including all of the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees for the Board of Trustees (Messrs. Ronald A. Nyberg and James R. Imhoff, Jr.).

ADDITIONAL INFORMATION

Further Information About Voting and the Meeting

     Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     If you wish to attend the Meeting and vote in person, you will be able to do so. You may contact the Fund at (800) 399-1581 to obtain directions to the site of the Meeting.

     The holders of a majority of the Shares entitled to vote on a Proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be counted as Shares present at the Meeting for quorum purposes.

     All properly executed proxies received prior to the date of the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROPERLY EXECUTED PROXY CARD, IT WILL BE VOTED “FOR” THE PROPOSALS.

     Shareholders who execute proxies or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

     If you hold Shares in more than one account, you will receive a proxy card for each account. To ensure that all of your Shares are voted, please sign, date and return the proxy card for each account. To ensure Shareholders have the Fund’s latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Meeting, each of which will include a proxy card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.

     The Board has fixed the close of business on September 11, 2012, as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. There were 19,268,423 Shares of the Fund outstanding as of the Record Date.

Adviser and Investment Manager

     Guggenheim, a subsidiary of Guggenheim Partners, LLC, offers strategic investment solutions for financial advisors and their valued clients. As an innovator in exchange-traded funds, unit investment trusts and closed-end funds, Guggenheim often leads its peers with creative investment strategy solutions. Guggenheim provides supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Madison, a subsidiary of Madison Investment Holdings, Inc., acts as the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.

Administrator

     Guggenheim also serves as administrator to the Fund. Following consummation of the Transaction, Madison will serve in this role. The Fund paid Guggenheim $48,668 in administrative fees during the Fund’s last fiscal year.

Principal Shareholders

     As of the Record Date, to the knowledge of the Fund, the following persons beneficially owned more than 5% of the voting securities of the Fund:

Shareholder
Name and Address	Share Holdings	Percentage Owned
First Trust
Portfolios L.P.(1)
120 East Liberty Drive,
Suite 400
Wheaton, IL 60187	1,548,825	8.04%

(1)
Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange Commission on December 31, 2011. According to the Schedule 13G filing, First Trust Portfolios L.P. is sponsor of several unit investment trusts which hold common shares of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 5% or more of the Fund’s common shares.

Trustee Beneficial Ownership of Securities

     As of the Record Date, each trustee beneficiary owned equity securities of the Fund and other funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below:

Aggregate Dollar Range
	Dollar Range of	of Equity Securities
Name of	Equity Securities	Overseen by Trustee
Trustee	in the Fund	in the Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
James R. Imhoff, Jr	$50,001-$100,000	$50,001-$100,000
Ronald A. Nyberg	$1-$10,000	Over $100,000
Ronald E. Toupin, Jr	None	$10,001-$50,000
Lorence D. Wheeler	$50,001-$100,000	$50,001-$100,000
Interested Trustee:
Frank E. Burgess	Over $100,000	Over $100,000

     As of the Record Date, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund. As of such date, trustees of the Fund beneficially owned Shares of the Fund specified below:

No. of
Name of Trustee	Shares Owned
Independent Trustees:
Randall C. Barnes	0
James R. Imhoff, Jr	10,180
Ronald A. Nyberg	1,090
Ronald E. Toupin, Jr	0
Lorence D. Wheeler	6,549
Interested Trustee:
Frank E. Burgess	43,000

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 30(h) of the 1940 Act require the Fund’s officers and trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s Shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund’s fiscal year ended December 31, 2011, all filings applicable to such persons were completed and filed in a timely manner.

Independent Registered Public Accounting Firm

     Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund’s fiscal year ended in 2011 and fiscal year ending in 2012. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund. Representatives of E&Y will be available to attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

     Audit Fees. The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal year ended December 31, 2011, were approximately $39,000 and for the Fund’s fiscal year ended December 31, 2010, were approximately $46,000.

     Audit-Related Fees. The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund’s registration statements, comfort letters and consents) for the Fund’s fiscal year ended December 31, 2011, were $0 and for the Fund’s fiscal year ended December 31, 2010, were $0. E&Y did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.

     Tax Fees. The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) for the Fund’s fiscal year ended December 31, 2011, were approximately $5,000 and for the Fund’s fiscal year ended December 31, 2010, were approximately $7,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such periods.

     All Other Fees. Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund’s fiscal year ended December 31, 2011, or for the Fund’s fiscal year ended December 31, 2010.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Fund, Guggenheim and any entity controlling, controlled by or under common control with Guggenheim that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund’s fiscal year ended December 31, 2011, were approximately $5,000 and for the Fund’s fiscal year ended December 31, 2010, were approximately $7,000.

     Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee is governed by the Audit Committee Charter, which is attached hereto as Appendix II, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, Sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below:

IV.C.2	Pre-approve any engagement of the independent auditors to
provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

     (a) The categories of services to be reviewed and considered for pre-approval include the following:

 Audit Services

•	Annual financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

 Audit-Related Services

•	Accounting consultations

•	Fund merger/reorganization support services

•	Other accounting related matters

•	Agreed upon procedures reports

•	Attestation reports

•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
	o	Federal, state and local income tax compliance

	o	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)	The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting

Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3                 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre- approval by the Audit Committee.

     The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to Guggenheim, or any entity controlling, controlled by, or under common control with Guggenheim that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2011, and December 31, 2010. None of the services described above for the Fund’s fiscal years ended December 31, 2011, and December 31, 2010, were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Deadline for Shareholder Proposals

     The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a Shareholder to properly make a nomination for election as a trustee or to propose other business for the Fund. If a Shareholder who is entitled to do so under the Fund’s By-Laws wishes to nominate a person or persons for election as a trustee or propose other business for the Fund, that Shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices.

     The notice must set forth: (a) as to each person whom the Shareholder proposes to nominate for election as a trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named as a nominee and to serving as a trustee if elected; (b) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Shareholder, as they appear on the Fund’s books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such Shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the Shareholder’s notice by, or on behalf of, such Shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Shareholder or such beneficial owner, with respect to

Shares of the Fund, (v) a representation that the Shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the Shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from Shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a trustee of the Fund.

     To be timely, the notice must be delivered to the Secretary of the Fund at the Fund’s principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund.

     The foregoing description of the procedures for a Shareholder properly to make a nomination for election as a trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund’s By-Laws, which includes the provisions regarding the requirements for Shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Following consummation of the Transaction, Shareholders may obtain a copy of the Fund’s By-Laws by writing to the Secretary of the Fund at the following address: c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711. Any Shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

     Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with such annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by May 24, 2013. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund’s By-Laws, not earlier than the close of business on June 24, 2013 nor later than the close of business on July 23, 2013 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act).

Expenses of Proxy Solicitation

     The cost of soliciting proxies in connection with this Proxy Statement will be borne by Guggenheim and Madison, except that the Fund is responsible for a portion of such costs not to exceed the amount paid for such items as part of the annual meeting of shareholders in 2011.

     Certain officers of the Fund and certain officers and employees of Guggenheim, Madison or their respective affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by Guggenheim and Madison for such out-of-pocket expenses. The Fund has retained AST Fund Solutions (the “Proxy Solicitor”) as proxy solicitor. The Proxy Solicitor will receive a project management fee as well as fees charged on a per call basis and certain other expenses. Guggenheim and Madison estimate that the total fees payable to the Proxy Solicitor with respect to solicitation on behalf of the Fund will be approximately $20,300.

Important Notice Regarding the Availability of Proxy Materials

This Proxy Statement is available on the Internet at www.proxyvote.com.

Other Matters

     Fund management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     Failure of a quorum to be present at the Meeting will necessitate adjournment of the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

     One Proxy Statement may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, or (800) 851-0264.

     WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORDING YOUR VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET SO YOU WILL BE REPRESENTED AT THE MEETING.

Very truly yours,

By order of the Board of Trustees

Mark E. Mathiasen, Secretary

September 21, 2012

APPENDIX I

FORM OF NEW ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of ____________, __________ between the MADISON COVERED CALL & EQUITY STRATEGY FUND (formerly known as the Madison/Claymore Covered Call & Equity Strategy Fund), a Delaware statutory trust (the “Trust”), and MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability company (the “Adviser”).

     WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. In General. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust’s assets and to supervise and arrange for the day-to-day operations of the Trust and the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.

     2. Duties and Obligations of the Adviser with Respect to Investment of Assets of the Trust. Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of Section 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust.

     3. Covenants. In the performance of its duties under this Agreement, the Adviser:

         (a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules

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and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended and restated from time to time; (iv) the investment objectives and policies of the Trust as set forth in its Registration Statement on Form N-2 as amended by any subsequent communications to shareholders; and (v) any policies and determinations of the Board of Trustees of the Trust;

         (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law; and

         (c) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and the Trust’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     4. Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

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     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Agency Cross Transactions. From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each, an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Adviser.

     7. Expenses. During the term of this Agreement, the Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Adviser.

     8. Compensation of the Adviser.

         (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to 0.80% of the average daily value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (including the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

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         (b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust’s assets or delegating such calculations to third parties.

     9. Limitation on Liability.

         (a) The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

         (b) The Trust may, but shall not be required to, make advance payments to the Adviser in connection with the expenses of the Adviser in defending any action with respect to which damages or equitable relief might be sought against the Adviser under this Section (which payments shall be reimbursed to the Trust by the Adviser as provided below) if the Trust receives (i) a written affirmation of the Adviser’s good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met, and (ii) a written undertaking to reimburse the Trust whether or not the Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Adviser is liable under this Section, or (2) in the absence of such a decision, upon the request of the Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”). In addition, at least one of the following conditions must be met: (A) the Adviser shall provide a security for such Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found not to be liable under this Section.

     10. Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to

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this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

     11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

     14. Use of the Name Madison. The Adviser has consented to the use by the Trust of the name or identifying word “Madison” in the name of the Trust. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Trust. The name or identifying word “Madison” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust to cease using “Madison” in the name of the Trust if the Trust ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

     15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

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     16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[signature block removed]

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APPENDIX II

AUDIT COMMITTEE CHARTER

GUGGENHEIM FUNDS

I.   PURPOSE

     The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements; (3) the independent auditors’ qualifications and independence; and (4) the performance of the Trust’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

     • Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

     • The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust’s accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

     • he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940; and

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     • he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member’s audit committee service, service on the Trust’s Audit Committee, together with other audit committees within the Guggenheim fund complex, shall count as one public company.

III. MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

  To fulfill its responsibilities and duties the Audit Committee shall:

A.	Charter

Review this Charter, annually, and recommend changes, if any, to
theBoard.

B.	Internal Controls

1.Review, annually, with Trust management and the independent auditors:

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                           (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

                           (b) their separate evaluation of the adequacy and effectiveness of the Trust’s system of internal controls, including those of the Trust’s service providers.

                   2. Review, with Trust management and the independent auditors:

                           (a) the Trust’s plan related to the Trust’s systems for accounting, reporting and internal controls;

                          (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

                          (c) any significant audit findings or recommendations related to the Trust’s systems for accounting, reporting and internal controls and Trust management’s response.

                    3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

                   4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

       C.         Independent Auditors

                    1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

                   2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                           (a) The categories of services to be reviewed and considered for pre-approval include the following:

                  Audit Services

                  •  Annual financial statement audits

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•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

            Audit-Related Services

•	Accounting consultations

•	Fund merger/reorganization support services

•	Other accounting related matters

•	Agreed upon procedures reports

•	Attestation reports

•	Other internal control reports

            Tax Services

•	Tax compliance services related to the filing of amendments:
o Federal, state and local income tax compliance

o Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

                           (c) For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

                           (d) For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

                           (e) The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The

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report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

                   3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                           (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

                           (b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

                   4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

                           (a) the independent auditors’ internal quality-control procedures;

                           (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

                           (c) all relationships between the independent auditors and the Trust, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

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In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

                   5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

                   6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

                   7. Review any management letter prepared by the independent auditors and Trust management’s response.

       D. Financial Reporting Processes

                   1. If the Trust is a listed closed-end investment company,

                           (a) Review with Trust management and the independent auditors, (i) the Trust’s audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such annual report to shareholders.

                            (b) Review with Trust management and the independent auditors the Trust’s semi-annual financial statements and narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such semi-annual report to shareholders.

                           (c) Review the Trust’s policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

                    2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by PCAOB AU Section 380, including:

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                                • the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

                                • the process used by Trust management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

                                • all significant adjustments arising from the audit, whether or not recorded by the Trust;

                                • when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

                                • any disagreements with Trust management regarding accounting or reporting matters;

                                any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

                                • significant deficiencies in the design or operation of internal controls.

                  3. The independent auditors shall report, within 90 days prior to the filing of the Trust’s annual financial statements with the SEC, to the Audit Committee:

                           (a) all critical accounting policies and practices to be used;

                           (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

                          (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

                           (d) all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

                   4. Review, annually, with Trust management and the independent auditors, the Trust’s “disclosure controls and procedures” and the Trust’s “internal control over financial reporting” as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

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                   5. Review with Trust management a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management’s most recent evaluation of the Trust’s “disclosure controls and procedures” and “internal control over financial reporting.”

        E. Process Improvements

             Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

        F. Legal and Compliance

                   1. Review any legal or regulatory matters that arise that could have a material impact on the Trust’s financial statements.

                   2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

                   3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

       G. Other Responsibilities

                 1. Review, annually, the performance of the Audit Committee.

                 2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust’s proxy statement if the proxy statement relates to the election of Board members of the Trust.

                3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee’s judgment, that is appropriate.

                4. Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V. FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee

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pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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BACKGROUND AND DEFINITIONS
FOR
AUDIT COMMITTEE CHARTER

     The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.   COMPOSITION

     An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

     If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II. RESPONSIBILITIES AND DUTIES

A	Pre-Approval Not Required

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

                    1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

                    2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

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                    3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

                    1. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

                    2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

                    3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

        B.          Control Affiliate

       As used in Section IV.C.3, “control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

        C.        Prohibited Non-Audit Services

      Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1.	bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution- in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

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9.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

        D. Other Definitions

     “Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

     “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     “Internal control over financial reporting” is a process designed by, or under the supervision of, the Trust’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust’s Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

                  1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

                  2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

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                   3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust’s assets that could have a material effect on the financial statements.

     The report to be prepared by the Audit Committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by PCAOB UA Section 380, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

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APPENDIX A

FUNDS THAT HAVE APPROVED THIS
AUDIT COMMITTEE CHARTER
Date of
Board
Fund	Approval
Claymore Exchange-Traded Funds Trust	2.14.12
Claymore Exchange-Traded Funds Trust 2	2.14.12
Fiduciary/Claymore MLP Opportunity Fund	2.14.12
Guggenheim Build America Bonds Managed Duration Trust	2.14.12
Guggenheim Enhanced Equity Income Fund	2.14.12
Guggenheim Enhanced Equity Strategy Fund	2.14.12
Guggenheim Equal Weight Enhanced Equity Income Fund	2.14.12
Guggenheim Strategic Opportunities Fund	2.14.12
Madison/Claymore Covered Call & Equity Strategy Fund	2.20.12
Managed Duration Investment Grade Municipal Fund*	2.21.12

* - Cutwater Investor Services Corp. is the Adviser to the Managed Duration Investment Grade Municipal Fund (“MZF”) and Guggenheim Funds Investment Advisors, LLC is the administrator. For MZF, when the term Adviser is used in this charter, it should be read to include Cutwater and Guggenheim.

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APPENDIX III

NOMINATING & GOVERNANCE COMMITTEE CHARTER

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

Purposes and Organization

     The purpose of Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of each of the registered investment companies listed in Appendix A hereto (the “Trust(s)”) is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (“Interested Persons”).1 The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.
(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.
(3)	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.
(4)	To oversee the contract review process, including the review of the Trust’s investment advisory agreements and contracts with other affiliated service providers.

     The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

1
As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

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Qualifications for Trustee Nominees

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

     Following an initial evaluation by the Committee, a nominee must: (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

Identification of Nominees

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an “interested person,” as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-three (73).

Consideration of Candidates Recommended By Shareholders

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

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Appendix A

Funds that have Approved this Charter

Madison/Claymore Covered Call & Equity Strategy Fund

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Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the

III–B–1

candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

III–B–2

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE DECEMBER 21ST.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M50028-P30000	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark "For All Except" and write
the name(s) of the nominee(s) on the line below.
1.	Election of Class II Trustees
	Nominees:	0	0	0
01) Ronald A. Nyberg
02) James R. Imhoff, Jr.

		For	Against	Abstain
2.	To approve a new investment advisory agreement between the Fund and Madison Asset Management, LLC.	0	0	0

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

THANK YOU FOR VOTING

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give full title as such under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT
www.proxyvote.com

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT (800) 399-1581. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

M50029-P30000

     Solicited by the Board of Trustees
Madison/Claymore Covered Call & Equity Strategy Fund
Annual Meeting of Shareholders
December 21, 2012

MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND

The annual meeting of shareholders of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Friday, December 21, 2012, at 10:00 a.m. Central time (the "Annual Meeting"). The undersigned hereby appoints Stevens T. Kelly, Mark E. Mathiasen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSALS, THE PROXIES SHALL VOTE FOR SUCH PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT. WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.